                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

              ----------------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF

                       THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)  March 22, 2001
                                                --------------------------------

                                  CYGNUS, INC.
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             (Exact name of registrant as specified in its charter)


          DELAWARE                  0-18962                      94-2978092
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(State or other jurisdiction    (Commission File               (IRS Employer
     of incorporation)              Number)                  Identification No.)




            400 PENOBSCOT DRIVE, REDWOOD CITY, CALIFORNIA             94063-4719
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               (Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code (650) 369-4300
                                                  ------------------------------
                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)




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ITEM 5. OTHER EVENTS.

      On March 22, 2001, Cygnus, Inc. issued press releases, the text of which are attached hereto as Exhibits 99.1 and 99.2, announcing that the U.S. Food and Drug Administration (FDA) has granted Cygnus approval to market its GlucoWatch(R) Biographer in the United States as a prescription devise for adults with diabetes.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

       (c)   Exhibits.

       Exhibit Number
       --------------
           99.1        Press Release by Cygnus, Inc. dated March 22, 2001 referred to in
                       Item 5 above.

           99.2        Press Release by Cygnus, Inc. dated March 22, 2001 referred to in
                       Item 5 above.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              CYGNUS, INC.


Date: March 23, 2001                     By:  /s/ Barbara G. McClung
                                              ----------------------------------
                                              Barbara G. McClung
                                              Senior Vice President
                                              and General Counsel